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     JANUS GROWTH AND INCOME FUND

     2001 ANNUAL REPORT

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ...............    1

          Statement of Assets and Liabilities .........    6

          Statement of Operations .....................    7

          Statement of Changes in Net Assets ..........    8

          Financial Highlights ........................    9

          Notes to Schedule of Investments ............   10

          Notes to Financial Statements ...............   11

          Explanation of Charts and Tables ............   15

          Report of Independent Accountants ...........   17

          Long-Term Capital Gain Designation ..........   17

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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

Janus Growth and Income Fund

[PHOTO]
David Corkins
portfolio manager

Janus Growth and Income Fund fell 27.66% for the fiscal year ended October 31, 2001, while its benchmark, the S&P 500 Index, posted a decline of 24.83%.(1) The Fund placed in the top quartile of its peer group, ranking 49th out of 854 large-cap growth funds for the one-year period as tracked by Lipper, Inc., a leading mutual fund rating company.(2)

While our losses mirrored widespread weakness in the overall market, the Fund's performance remains unsatisfactory to me, as one of my primary goals is to beat the benchmark.

After a decade of unprecedented expansion, the ongoing economic slowdown could certainly be considered a natural pullback. However, the unexpected shock of September's terrorist attacks and their near-term impact exacerbated the severity of the downturn. Although the Federal Reserve continued to aggressively ease interest rates, shaving four points off the benchmark federal funds rate since early January, consumer confidence plunged to an eight-year low. At the same time, unemployment rose to its highest level in nearly five years, while a sharp deceleration in gross domestic product signaled that the economy may have already slipped into recession.

Given these extreme pressures, our attempts to position the Fund more defensively proved beneficial. In making incremental rather than dramatic changes, we lessened our exposure to more aggressive names, and focused on those with a well-established history of generating solid returns regardless of the macroeconomic environment. We also continued to "flatten" the Fund, ensuring that no one position would have a disproportionate effect on our returns. Finally, we took advantage of falling interest rates to realize gains from many of our longer-term fixed-income positions, while funneling those assets back into stocks whose valuations and risk/reward tradeoffs had returned to more reasonable levels.

The cumulative effect, however, reflected a long-standing confidence in our core holdings. Among our detractors was diversified conglomerate General Electric, which fell on concerns that its reinsurance and aircraft engine units would incur substantial short-term losses in the aftermath of the attacks. Nonetheless, GE has used the declines to repurchase its stock and has employed extensive cost-cutting to maintain profit margins, while committing to businesses that are less capital-intensive and offer stronger prospects for internal growth.

Diversified global insurer American International Group also faced similar short-term difficulties as the company sorts out catastrophic property losses totaling approximately $500 million. Although the higher incidence of claims will most likely impact AIG's near-term earnings, we believe the business can draw upon its broad and profitable product line, as well as anticipated revenue growth from premium hikes.

Elsewhere, a weakening advertising market caused most media stocks to struggle, and Liberty Media was no exception. Because of its ability to grow cash flow through acquisitions, particularly in the lucrative European cable market, we believe the company has been enhanced by its recent spin-off from AT&T.

Positive performers included beverage and snack company PepsiCo, which got a lift when it acquired Quaker Oats, including its powerful Gatorade franchise. Pepsi has made great strides in maximizing distribution synergies among its roster of leading brands, and the addition of Quaker offers the company an enormous opportunity to further boost incremental margins - all of which translated into double-digit sales and earnings growth for the first half of 2001.

Meanwhile, Anheuser-Busch, the world's largest brewer, has used its brand leadership and dominant market share to raise prices in a contracting economy. The company has also been an aggressive buyer of its own stock, yet not at the expense of its robust free cash flow dynamics. Second-quarter earnings reflected this strength as Anheuser-Busch reported double-digit earnings growth and improving profit margins.

Although these have been tough times, I have put up my umbrella and am staying focused on the long term. We will continue to monitor the big picture through our vast network of company contacts and will remain committed to finding well-managed market leaders capable of weathering near-term volatility and, at the same time, building on their long-term fundamental strengths.

Thank you for your investment in Janus Growth and Income Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, Inc. defines a Large-Cap Growth Fund (LCGE) as one that "invests at least 75% of its equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. A Large-cap growth fund typically has an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index." As of October 31, 2001, Janus Growth and Income Fund ranked 4/300 for the 5-year period and 1/88 for the 10-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                               Janus Growth and Income Fund  October 31, 2001  1

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
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Equities                                               78.3%               77.2%
  Foreign                                               6.9%                8.9%
    European                                            3.9%                7.0%
Fixed-Income Securities
  U.S. Government Obligations                           4.6%                3.1%
  Corporate Bonds
    Investment Grade                                    2.7%                4.4%
    High-Yield/High-Risk                                0.8%                2.4%
Preferred Stock                                         2.2%                3.4%
Top 10 Equities                                        27.1%               29.0%
Number of Stocks                                          74                  80
Cash and Cash Equivalents                              11.4%                9.5%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Diversified Operations                                  5.5%                4.1%
Multi-Line Insurance                                    5.2%                1.4%
Medical - Drugs                                         5.1%                1.3%
Diversified Financial Services                          4.5%                3.3%
Cable Television                                        4.1%                3.4%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Citigroup, Inc.                                         4.5%                1.7%
American International Group, Inc.                      3.9%                1.4%
Pfizer, Inc.                                            2.8%                0.9%
Comcast Corp. - Special Class A                         2.7%                2.4%
Exxon Mobil Corp.                                       2.6%                1.6%
Liberty Media Corp. - Class A                           2.4%                2.5%
Microsoft Corp.                                         2.2%                  --
U.S. Bancorp                                            2.1%                0.9%
Marsh & McLennan Companies, Inc.                        2.0%                0.7%
El Paso Corp.                                           1.9%                  --

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($48,887) as compared to the S&P 500 Index ($35,849).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Ten Year      Since 5/15/91*
(27.66)%      15.17%         14.94%        16.38%

Janus Growth and Income Fund - $48,887

S&P 500 Index - $35,849

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 78.3%
Applications Software - 2.2%
     2,459,180  Microsoft Corp.* .............................  $    143,001,317

Automotive - Cars and Light Trucks - 0.6%
     1,284,273  BMW A.G.** ...................................        38,171,091

Automotive - Truck Parts and Equipment - 1.0%
     5,644,225  Delphi Automotive Systems Corp. ..............        65,529,452

Beverages - Non-Alcoholic - 2.8%
     3,533,260  Coca-Cola Enterprises, Inc. ..................  $     64,835,321
     2,459,797  PepsiCo, Inc. ................................       119,816,712

                                                                     184,652,033

Brewery - 1.4%
     2,216,450  Anheuser-Busch Companies, Inc. ...............        92,337,307

Broadcast Services and Programming - 2.6%
       438,845  Clear Channel Communications, Inc.* ..........        16,728,771
    13,422,334  Liberty Media Corp. - Class A* ...............       156,907,084

                                                                     173,635,855

See Notes to Schedule of Investments.

2  Janus Growth and Income Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Cable Television - 4.1%
     4,905,125  Comcast Corp. - Special Class A* .............  $    175,799,680
     2,462,280  Cox Communications, Inc. - Class A* ..........        94,305,324

                                                                     270,105,004

Casino Hotels - 0.6%
     5,152,130  Park Place Entertainment Corp.* ..............        36,889,251

Cellular Telecommunications - 1.2%
     5,502,070  AT&T Wireless Services, Inc.* ................        79,449,891

Chemicals - Diversified - 1.9%
     2,684,385  E.I. du Pont de Nemours and Co. ..............       107,348,556
     1,708,395  Solutia, Inc. ................................        20,500,740

                                                                     127,849,296

Commercial Services - 0.2%
       429,570  Arbitron, Inc.* ..............................        11,598,390

Commercial Services - Financial - 1.0%
     1,968,525  Paychex, Inc. ................................        63,110,911

Computer Services - 0.7%
     2,913,740  Ceridian Corp.* ..............................        48,047,573

Computers - 1.0%
     3,600,590  Apple Computer, Inc.* ........................        63,226,360

Computers - Memory Devices - 0.3%
     1,780,105  EMC Corp.* ...................................        21,930,894

Cosmetics and Toiletries - 1.0%
       931,605  Procter & Gamble Co. .........................        68,733,817

Diversified Financial Services - 4.5%
     6,455,306  Citigroup, Inc. ..............................       293,845,529

Diversified Operations - 5.5%
     3,444,765  General Electric Co. .........................       125,423,894
     3,567,920  Honeywell International, Inc. ................       105,432,036
       345,345  Minnesota Mining and Manufacturing Co. .......        36,047,111
     1,951,174  Tyco International, Ltd. .....................        95,880,690

                                                                     362,783,731

Electric - Integrated - 0.5%
       878,945  Duke Energy Corp. ............................        33,760,277

Electronic Components - Semiconductors - 0.4%
     3,007,350  Advanced Micro Devices, Inc.* ................        29,592,324

Engineering - Research and Development - 1.1%
     1,981,295  Fluor Corp. ..................................        73,743,800

Entertainment Software - 0.6%
       711,745  Electronic Arts, Inc.* .......................        36,626,398

Finance - Consumer Loans - 1.3%
     1,614,645  Household International, Inc. ................        84,445,933

Finance - Investment Bankers/Brokers - 2.0%
     1,042,490  Goldman Sachs Group, Inc. ....................        81,481,018
     1,123,605  Merrill Lynch & Company, Inc. ................        49,112,775

                                                                     130,593,793

Hotels and Motels - 0.3%
     1,046,393  Fairmont Hotels and Resorts, Inc.* ...........        18,678,115

Insurance Brokers - 2.9%
     1,534,595  Aon Corp. ....................................  $     58,375,994
     1,391,690  Marsh & McLennan Companies, Inc. .............       134,646,007

                                                                     193,022,001

Internet Brokers - 0.6%
     3,103,900  Charles Schwab Corp. .........................        39,978,232

Internet Security - 0.5%
       836,420  VeriSign, Inc.* ..............................        32,377,818

Life and Health Insurance - 1.2%
     1,779,530  John Hancock Financial Services, Inc. ........        60,646,382
       117,000  Liberty Financial Companies, Inc. ............         3,838,770
       530,620  Principal Financial Group* ...................        11,938,950

                                                                      76,424,102

Medical - Drugs - 5.1%
       952,185  Allergan, Inc. ...............................        68,357,361
     1,363,750  American Home Products Corp. .................        76,138,163
     4,489,695  Pfizer, Inc. .................................       188,118,221

                                                                     332,613,745

Medical Instruments - 1.2%
     2,016,680  Medtronic, Inc. ..............................        81,272,204

Money Center Banks - 2.1%
       694,135  Bank of America Corp. ........................        40,947,024
     2,824,180  J.P. Morgan Chase & Co. ......................        99,863,005

                                                                     140,810,029

Motorcycle and Motor Scooter Manufacturing - 0.5%
       749,670  Harley-Davidson, Inc. ........................        33,930,064

Multi-Line Insurance - 5.2%
     3,266,703  American International Group, Inc. ...........       256,762,856
     1,441,805  Assicurazioni Generali** .....................        39,412,003
       922,715  PartnerRe, Ltd. ..............................        42,906,247

                                                                     339,081,106

Multimedia - 3.0%
     1,875,472  AOL Time Warner, Inc.* .......................        58,533,481
     3,389,610  Viacom, Inc. - Class B* ......................       123,754,661
       956,850  Walt Disney Co. ..............................        17,787,841

                                                                     200,075,983

Oil Companies - Exploration and Production - 1.0%
     1,831,090  Burlington Resources, Inc. ...................        68,208,103

Oil Companies - Integrated - 3.8%
     1,475,425  Conoco, Inc. .................................        37,918,423
     4,342,035  Exxon Mobil Corp. ............................       171,293,281
     1,360,774  PanCanadian Energy Corp.
                  - New York Shares* .........................        37,693,440

                                                                     246,905,144

Pipelines - 3.1%
     2,624,620  El Paso Corp. ................................       128,763,857
     3,168,255  Enron Corp. ..................................        44,038,745
       680,915  Kinder Morgan, Inc. ..........................        33,793,811

                                                                     206,596,413

Printing - Commercial - 0.5%
     1,008,625  Valassis Communications, Inc.* ...............        31,469,100

See Notes to Schedule of Investments.

                               Janus Growth and Income Fund  October 31, 2001  3

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Property and Casualty Insurance - 0.1%
       140,235  St. Paul Companies, Inc. .....................  $      6,436,786

Reinsurance - 0.9%
        25,395  Berkshire Hathaway, Inc. - Class B* ..........        59,779,830

Retail - Apparel and Shoe - 0.3%
     1,395,675  Gap, Inc. ....................................        18,241,472

Retail - Jewelry - 0.1%
       271,125  Tiffany & Co. ................................         6,341,614

Semiconductor Components/Integrated Circuits - 2.5%
     1,297,960  Linear Technology Corp. ......................        50,360,848
     2,517,475  Maxim Integrated Products, Inc.* .............       115,174,481

                                                                     165,535,329

Super-Regional Banks - 2.1%
     7,641,938  U.S. Bancorp .................................       135,873,658

Telecommunication Equipment - 0.9%
     2,934,505  Nokia Oyj (ADR)** ............................        60,186,698

Telephone - Integrated - 0.8%
     4,618,417  Telefonica S.A.*,** ..........................        55,489,685

Toys - 1.0%
     3,325,430  Mattel, Inc. .................................        62,950,390

Transportation - Railroad - 0.1%
       309,140  Fording, Inc.* ...............................         4,729,842
--------------------------------------------------------------------------------
Total Common Stock (cost $5,316,485,038) .....................     5,150,667,690
--------------------------------------------------------------------------------
Corporate Bonds - 3.5%
Cellular Telecommunications - 0.2%
$    8,100,000  Nextel Communications, Inc., 9.375%
                  senior notes, due 11/15/09 .................         5,690,250
     5,000,000  VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 .................         5,700,000

                                                                      11,390,250

Enterprise Software and Services - 0.2%
    19,074,000  BEA Systems, Inc., 4.00%
                  convertible subordinated notes
                  due 12/15/06+ ..............................        15,259,200

Finance - Investment Bankers/Brokers - 0.3%
                Merrill Lynch & Company, Inc.:
    11,605,000    6.80%, notes, due 11/3/03 ..................        12,388,338
     9,600,000    6.15%, notes, due 1/26/06 ..................        10,104,000

                                                                      22,492,338

Oil Companies - Exploration and Production - 0.1%
    16,150,000  Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 ........         7,388,625

Radio - 0%
     3,000,000  Chancellor Media Corp., 8.125%
                  senior subordinated notes, due 12/15/07 ....         3,135,000

Retail - Discount - 1.0%
    66,840,000  Wal-Mart Stores, Inc., 4.375%
                  notes, due 8/1/03 ..........................        68,260,350

Super-Regional Banks - 0.3%
$   15,000,000  Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ............  $     16,387,500

Telecommunication Services - 0.2%
    10,000,000  Qwest Capital Funding, Inc., 7.75%
                  company guaranteed notes, due 8/15/06 ......        10,575,000

Telephone - Integrated - 0.2%
     9,650,000  CenturyTel, Inc., 8.375%
                  notes, due 10/15/10 ........................        10,663,250

Toys - 0.3%
                Mattel, Inc.:
     7,090,000    6.00%, notes, due 7/15/03 ..................         7,187,488
    13,900,000    6.125%, notes, due 7/15/05 .................        13,900,000

                                                                      21,087,488

Transportation - Railroad - 0.2%
    15,000,000  Wisconsin Central Transportation Corp.
                  6.625%, notes, due 4/15/08 .................        15,806,250

Wireless Equipment - 0.5%
    40,450,000  American Tower Corp., 5.00%
                  convertible notes, due 2/15/10+ ............        27,910,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $241,237,105) ....................       230,355,751
--------------------------------------------------------------------------------
Preferred Stock - 2.2%
Automotive - Cars and Light Trucks - 1.0%
       223,151  Porsche A.G.** ...............................        62,305,132

Electric - Integrated - 1.2%
     1,535,004  Reliant Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.) ....................        79,052,706
--------------------------------------------------------------------------------
Total Preferred Stock (cost $174,276,437) ....................       141,357,838
--------------------------------------------------------------------------------
U.S. Government Obligations - 4.6%
                U.S. Treasury Notes:
$   98,000,000    5.25%, due 8/15/03 .........................       102,938,220
   190,100,000    5.25%, due 5/15/04 .........................       201,743,625
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $289,830,722) ........       304,681,845
--------------------------------------------------------------------------------
Repurchase Agreement - 4.6%
   300,000,000  ABN AMRO Bank N.V., 2.66%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $300,022,167
                  collateralized by $424,040,705
                  in U.S. Government Agencies
                  0%-7.00%, 8/15/07-9/25/31
                  with a value of $306,000,001
                  (cost $300,000,000) ........................       300,000,000
--------------------------------------------------------------------------------
Time Deposit - 0.5%
                Societe Generale, New York
    31,200,000    2.65625%, 11/1/01
                  (cost $31,200,000) .........................        31,200,000
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

4  Janus Growth and Income Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
U.S. Government Agencies - 6.1%
                Fannie Mae:
$   50,000,000    2.29%, 11/26/01 ............................  $     49,920,486
    50,000,000    2.14%, 4/4/02 ..............................        49,562,500
                Federal Home Loan Bank System:
    50,000,000    2.33%, 11/7/01 .............................        49,980,583
    50,000,000    2.36%, 11/19/01 ............................        49,941,000
    50,000,000    2.25%, 11/30/01 ............................        49,909,375
                Freddie Mac:
    55,000,000    2.38%, 12/7/01 .............................        54,869,100
    50,000,000    2.22%, 1/30/02 .............................        49,750,000
    50,000,000    3.45%, 3/20/02 .............................        49,625,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $403,219,281) ...........       403,558,044
--------------------------------------------------------------------------------
Total Investments (total cost $6,756,248,583) - 99.8% ........     6,561,821,168
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2%         13,459,789
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  6,575,280,957
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             2.1%        $    138,786,937
Canada                                              0.9%              61,101,397
Finland                                             0.9%              60,186,698
Germany                                             1.5%             100,476,223
Italy                                               0.6%              39,412,003
Spain                                               0.9%              55,489,685
United States++                                    93.1%           6,106,368,225
--------------------------------------------------------------------------------
Total                                             100.0%        $  6,561,821,168

++Includes Short-Term Securities (81.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Euro 11/9/01                     65,900,000    $   59,310,000    $       149,110
Euro 4/26/02                    129,500,000       115,902,500          (947,940)
--------------------------------------------------------------------------------
Total                                          $  175,212,500    $     (798,830)

See Notes to Schedule of Investments.

                               Janus Growth and Income Fund  October 31, 2001  5

Statement of Assets and Liabilities

As of October 31, 2001
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  6,756,249

Investments at value                                                $  6,561,821
  Cash                                                                     3,030
  Receivables:
    Investments sold                                                      28,356
    Fund shares sold                                                       7,680
    Dividends                                                              2,391
    Interest                                                               9,470
  Other assets                                                                16
--------------------------------------------------------------------------------
Total Assets                                                           6,612,764
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 25,232
    Fund shares repurchased                                                6,514
    Advisory fees                                                          3,681
    Transfer agent fees and expenses                                         901
  Accrued expenses                                                           356
  Forward currency contracts                                                 799
--------------------------------------------------------------------------------
Total Liabilities                                                         37,483
--------------------------------------------------------------------------------
Net Assets                                                          $  6,575,281
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          234,884

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      27.99
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Growth and Income Fund  October 31, 2001

Statement of Operations

For the fiscal year ended
October 31, 2001
(all numbers in thousands)
--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $     81,025
  Dividends                                                               60,526
  Foreign tax withheld                                                     (574)
--------------------------------------------------------------------------------
Total Investment Income                                                  140,977
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           50,426
  Transfer agent fees and expenses                                        15,111
  Registration fees                                                          262
  Postage and mailing expenses                                               425
  Custodian fees                                                             591
  Printing expenses                                                          517
  Audit fees                                                                  29
  Trustees' fees and expenses                                                 38
  Other expenses                                                              69
--------------------------------------------------------------------------------
Total Expenses                                                            67,468
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                  (1,072)
--------------------------------------------------------------------------------
Net Expenses                                                              66,396
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              74,581
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (233,839)
  Net realized gain/(loss) from foreign
    currency transactions                                                 16,378
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                 (2,438,313)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (2,655,774)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(2,581,193)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                               Janus Growth and Income Fund  October 31, 2001  7

Statement of Changes in Net Assets

For the fiscal year ended October 31
(all numbers in thousands)                                                   2001            2000
-------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $     74,581    $     42,258
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (217,461)         391,758
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                  (2,438,313)         445,160
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (2,581,193)         879,176
-------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                 (80,987)        (28,292)
  Net realized gain from investment transactions*                       (120,207)       (305,969)
  Distributions (in excess of net realized gain from investments)*      (245,848)              --
-------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (447,042)       (334,261)
-------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           1,834,291       4,746,174
  Reinvested dividends and distributions                                  433,991         324,713
  Shares repurchased                                                  (1,970,601)     (2,146,852)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                   297,681       2,924,035
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (2,730,554)       3,468,950
Net Assets:
  Beginning of period                                                   9,305,835       5,836,885
-------------------------------------------------------------------------------------------------
  End of period                                                      $  6,575,281    $  9,305,835
-------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $  7,004,691    $  6,707,010
  Accumulated net investment income/(loss)*                                11,588          18,031
  Accumulated net realized gain/(loss) from investments*                (245,812)         337,667
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                       (195,186)       2,243,127
-------------------------------------------------------------------------------------------------
                                                                     $  6,575,281    $  9,305,835
-------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              55,639         112,237
  Reinvested distributions                                                 12,340           8,118
-------------------------------------------------------------------------------------------------
Total                                                                      67,979         120,355
-------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (60,742)        (51,135)
Net Increase/(Decrease) in Fund Shares                                      7,237          69,220
Shares Outstanding, Beginning of Period                                   227,647         158,427
-------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         234,884         227,647
-------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                            $  3,969,456    $  5,070,517
  Proceeds from sales of securities                                     3,915,859       3,093,510
  Purchases of long-term U.S. government obligations                      193,577         286,530
  Proceeds from sales of long-term U.S. government obligations            196,886              --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Growth and Income Fund  October 31, 2001

Financial Highlights

For a share outstanding during the
fiscal year ended October 31                                2001            2000            1999            1998            1997

--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       40.88   $       36.84   $       26.45   $       25.07   $       20.05
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .32             .18             .26             .08             .01
  Net gain/(loss) on securities
    (both realized and unrealized)                       (11.24)            5.84           12.27            3.72            6.98
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (10.92)            6.02           12.53            3.80            6.99
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.35)           (.14)           (.27)           (.04)           (.11)
  Distributions (from capital gains)*                      (.53)          (1.84)          (1.87)          (2.38)          (1.86)
  Distributions (in excess of net
    realized gain from investments)*                      (1.09)              --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (1.97)          (1.98)          (2.14)          (2.42)          (1.97)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       27.99   $       40.88   $       36.84   $       26.45   $       25.07
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (27.66)%          16.44%          49.59%          16.73%          37.78%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   6,575,281   $   9,305,835   $   5,836,885   $   2,819,079   $   1,888,999
Average Net Assets for the Period (in thousands)   $   7,758,499   $   8,594,302   $   4,375,277   $   2,478,899   $   1,415,563
Ratio of Gross Expenses to Average Net Assets(1)           0.87%           0.89%           0.92%           0.96%           0.98%
Ratio of Net Expenses to Average Net Assets(1)             0.86%           0.88%           0.90%           0.94%           0.96%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                             0.96%           0.49%           0.37%           0.33%           0.30%
Portfolio Turnover Rate                                      59%             41%             43%             95%            127%

(1)  See "Explanation of the Charts and Tables."
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                               Janus Growth and Income Fund  October 31, 2001  9

Notes to Schedule of Investments


*    Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.
+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 2001:

                                   Purchases                     Sales                 Realized         Dividend     Market Value
                             Shares          Cost        Shares          Cost         Gain/(Loss)        Income      at 10/31/01
---------------------------------------------------------------------------------------------------------------------------------
Pilgrims Pride Corp.(1)          --            --      1,037,940     $14,399,558     $   391,087             --             --
---------------------------------------------------------------------------------------------------------------------------------

(1)  Pilgrims Pride Corp. acquired WRL Foods, Inc., effective 1/29/01.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

10  Janus Growth and Income Fund  October 31, 2001

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Growth and Income Fund ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

The Fund may invest in money market funds, including funds managed by Janus Capital. During the year ended October 31, 2001, the Fund recorded distributions from affiliated investment companies as dividend income in the amount of $181,489 in Janus Money Market Fund.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                              Janus Growth and Income Fund  October 31, 2001  11

The Fund may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has adopted this new Guide and has determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for the Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

12  Janus Growth and Income Fund  October 31, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended October 31, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve a new investment advisory agreement for the Fund. The new advisory agreement is the same in all material respects as the current advisory agreement. Contingent upon receipt of shareholder approval, the new advisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, the new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Fund's independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Securities, Inc.                Fund
    Commissions                    Expense
       Paid*                      Reduction*                     DST Fees
--------------------------------------------------------------------------------
   $   37,480                    $   28,117                    $1,428,727
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

                              Janus Growth and Income Fund  October 31, 2001  13

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

     Undistributed              Undistributed
     Net Investment             Net Realized                  Paid-In
     Income/(Loss)               Gain/(Loss)                  Capital
--------------------------------------------------------------------------------
      $(36,344)                   $ 36,344                        --
--------------------------------------------------------------------------------

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below:

Net Capital Loss   Federal Tax    Unrealized      Unrealized           Net
   Carryovers          Cost      Appreciation   (Depreciation)    (Depreciation)
--------------------------------------------------------------------------------
 $(215,381,490)  $6,787,477,996  $580,994,507   $(806,651,335)    $(225,656,828)
--------------------------------------------------------------------------------

14  Janus Growth and Income Fund  October 31, 2001

Explanation of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the year ended October 31, 2001. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                              Janus Growth and Income Fund  October 31, 2001  15

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

16  Janus Growth and Income Fund  October 31, 2001

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Growth and Income Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001


Long-Term Capital Gain Designation (unaudited)

For federal income tax purposes, Janus Growth and Income Fund designated a capital gain dividend in the amount of $366,054,644, for the year ended October, 31, 2001.

                              Janus Growth and Income Fund  October 31, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713


Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                      GI40-12/01